Exhibit 10.16(l)

Amendment No. 1

This Amendment No. 1 (the “Amendment”) is entered into as of May 18, 2015, between Airbus S.A.S., a societe par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, Colorado 80249-7312 USA (the “Buyer” and together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A321 Aircraft Purchase Agreement dated as of October 31, 2014 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement including, but not limited to, the addition of 10 (ten) incremental A321 aircraft and 2 (two) A320 aircraft;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Seller and the Buyer agree as follows:

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Amendment.

1.	DEFINITIONS

Clause 0 of the Agreement is hereby amended by either inserting in alphabetical order, or by amending and restating, as the case may be, the following definitions:

A320 Aircraft – any or all of the A320-200 aircraft for which the delivery schedule as of the date hereof is set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such A320 Airframe and the A320 Propulsion System installed thereon upon delivery.

A320 Airframe – any A320 Aircraft, excluding the A320 Propulsion System therefor.

A320 Propulsion System – as defined in Clause 2.3.

A320 Specification – the A320 Standard Specification as amended by all applicable SCNs.

A320 Standard Specification – the A320 standard specification document number *****, a copy of which is annexed hereto as Exhibit A-2

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Aircraft – as applicable, any or all of the A320 Aircraft and the A321 Aircraft.

Airframe – as applicable, the A320 Airframe or the A321 Airframe.

Propulsion System – as applicable, the A320 Propulsion System or the A321 Propulsion System.

Propulsion System Price Revision Formula – the applicable Propulsion System price revision formula set forth in Part 2 or Part 3 of Exhibit C.

Propulsion System Reference Price – the applicable Propulsion System reference price set forth in Part 2 or Part 3 of Exhibit C.

Sharklet – means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, to be fitted on the A320 Aircraft and the A321 Aircraft.

Standard Specification – the A320 Standard Specification or the A321 Standard Specification, as applicable.

2.	SALE AND PURCHASE

Clause 1 of the Agreement is deleted and replaced in its entirety with the following quoted text:

QUOTE

The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of 9 (nine) A321 Aircraft (the “2014 A321 Aircraft”) from the Seller, subject to the terms and conditions contained in this Agreement.

The Seller will sell and deliver to the Buyer and the Buyer will purchase and take delivery of 10 (ten) A321 Aircraft (the “2015 A321 Aircraft”) and 2 (two) A320 Aircraft (the “2015 A320 Aircraft”) from the Seller, subject to the terms and conditions contained in this Agreement. The 2015 A321 Aircraft and 2015 A320 Aircraft are collectively the “2015 Incremental Aircraft”.

UNQUOTE

3.	SPECIFICATION

Clause 2.1.1 of the Agreement is deleted and replaced in its entirety with the following quoted text:

QUOTE

The 2014 A321 Aircraft will be manufactured in accordance with the A321 Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-l.

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The 2015 A321 Aircraft will be manufactured in accordance with the A321 Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 2 to Exhibit A-l.

The A320 Aircraft will be manufactured in accordance with the A320 Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-2.

UNQUOTE

4.	PROPULSION SYSTEMS

Clause 2.3 of the Agreement is deleted and replaced in its entirety with the following quoted text:

QUOTE

2.3	Propulsion System

2.3.1	Each A320 Airframe will be equipped with a set of two (2) CFM International CFM56- 5B4/3 engines or IAE V2527-A5 engines (each upon selection referred to as the “A320 Propulsion System”).

2.3.2

Each A321 Airframe will be equipped with a set of two (2) CFM International CFM56B3/3 engines, CFM56B3/3B1 engines, or LAE V2533-A5 engines (each upon selection referred to as the “A321 Propulsion System”).

The Buyer hereby selects the CFM56B3/3B1 as the A321 Propulsion System for the 2014 A321 Aircraft and 2015 A321 Aircraft and the CFM56B4/3 as the A320 Propulsion System for the 2015 A320 Aircraft.

UNQUOTE

5.	A321 AIRCRAFT BASE PRICE

Clause 3.1.1 and 3.1.2 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

3.1.1     Base Price of the A321 Airframe

3.1.1.1 In respect of the 2014 A321 Aircraft, the Base Price of the A321 Airframe is the sum of the following Base Prices:

(i)	*****

(ii)	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iii)	*****

3.1.1.2	In respect of the 2015 A321 Aircraft, the Base Price of the A321 Airframe is the sum of the following Base Prices:

(i)	*****

(ii)	*****

(iii)	*****

3.1.1.3

The Base Price of the A321 Airframe, calculated pursuant to Clauses 3.1.1.1 or 3.1.1.2 above, has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in ***** (the “Base Period”).

3.1.2	Base Price of the A321 Propulsion System

3.1.2.1	The Base Price of a set of two (2) CFM International CFM56-5B3/3 engines is:

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Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.2.2	The Base Price of a set of two (2) CFM International CFM56-5B3/3B1 engines is:

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The Base Prices set forth in Clause 3.1.2.1 and 3.1.2.2 have been established in accordance with the delivery conditions prevailing in ***** and have been calculated from the applicable reference prices indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.2.3	The Base Price of a set of two (2) LAE V2533-A5 engines is:

*****.

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by INTERNATIONAL AERO ENGINES and set forth in Part 3 of Exhibit C.

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.	A320 AIRCRAFT BASE PRICE

New Clauses 3.1.3 and 3.1.4 are inserted into the Agreement immediately following the end of Clause 3.1.2.3 thereof, as follows:

QUOTE

3.1.3	Base Price of the A320 Airframe

3.1.3.1	In respect of the 2015 A320 Aircraft, the Base Price of the A320 Airframe is the sum of the following Base Prices:

(i)	*****

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3.1.3.2	The Base Price of the A320 Airframe has been established in accordance with the average economic conditions prevailing in the Base Period.

3.1.4	Base Price of the A320 Propulsion System

3.1.4.1	The Base Price of a set of two (2) CFM International CFM56-5B4/3 engines is:

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Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.4.2	The Base Price of a set of two (2) LAE V2527-A5 engines is:

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Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by INTERNATIONAL AERO ENGINES and set forth in Part 3 of Exhibit C.

UNQUOTE

7.	DELIVERY SCHEDULE

The table in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the following quoted table:

QUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Aircraft Rank		Scheduled Delivery
		Month/Quarter	Year
1	2014 A321 Aircraft	*****	*****
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3	2014 A321 Aircraft	*****	*****
4	2014 A321 Aircraft	*****	*****
5	2014 A321 Aircraft	*****	*****
6	2014 A321 Aircraft	*****	*****
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8	2015 A321 Aircraft	*****	*****
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10	2014 A321 Aircraft	*****	*****
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12	2015 A321 Aircraft	*****	*****
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14	2015 A320 Aircraft	*****	*****
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16	2015 A321 Aircraft	*****	*****
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21	2015 A321 Aircraft	*****	*****

UNQUOTE

8.	PREDELIVERY PAYMENTS

8.1	Clause 5.3.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

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UNQUOTE

8.2

Notwithstanding the schedule in Clause 5.3.3 of the Agreement, with respect to the 2015 Incremental Aircraft the Buyer will pay the Seller the Predelivery Payments due pursuant to Clause 5.3 in the amount of ***** within ***** from the date hereof. All subsequent Predelivery Payments will be due and payable in accordance with Clause 5.3 of the Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9.	A320 FAMILY AIRCRAFT

Clause 10.2(iv), 10.3.2 and 11.2.1 of the Agreement are each amended by deleting the words “A321 aircraft” and replacing them with “A320 aircraft, in the case of an A320 Aircraft or an A321 aircraft, in the case of an A321 Aircraft,”.

10.	EXHIBIT A-L: A321 SPECIFICATION

Exhibit A-l to the Agreement is hereby deleted in its entirety and replaced with the Exhibit A-l attached hereto.

11.	EXHIBIT A-2: A320 SPECIFICATION

Exhibit A-2 attached hereto is hereby added to the Agreement as Exhibit A-2.

12.	EXHIBIT C PROPULSION SYSTEM PRICE REVISION FORMULA

12.1	Clause 1 of Part 2 of Exhibit C to the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Reference Price” (as such term is used in this Exhibit C Part 2) of a set of two (2) CFM International

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The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 2.

UNQUOTE

12.2	Clause 3 of Part 2 of Exhibit C to the Agreement is hereby amended by deleting the reference to “*****” and replacing it with “*****”.

12.3	Clause 1 of Part 3 of Exhibit C to the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1	INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

Engines Reference Price

The “Reference Price” (as such term is used in this Exhibit C Part 3) for a set of two (2) INTERNATIONAL AERO ENGINES

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****

The Reference Price applies to the Engine type as specified Clause 3.1.2.3 and Clause 3.1.4.2 of the Agreement.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

UNQUOTE

12.4	Clause 1.3 of Part 3 of Exhibit C to the Agreement is hereby amended by deleting the reference to “*****” and replacing it with “*****”.

13.	EXHIBIT D: CERTIFICATE OF ACCEPTANCE

Exhibit D to the Agreement is hereby amended by deleting the words “Airbus A321” and replacing them with “Airbus [A320/A321]”.

14.	EXHIBIT E: BILL OF SALE

Exhibit E to the Agreement is hereby amended by deleting the reference to “A321” and replacing it with “[A320/A321]”.

15.	LETTER AGREEMENT NO. 2: PURCHASE INCENTIVES

Letter Agreement No. 2 to the Agreement dated October 31, 2014 between the Parties is hereby amended and restated in its entirety as the Amended and Restated Letter Agreement No. 2 dated as of even date herewith.

16.	LETTER AGREEMENT NO. 6A AND 6C: *****

Letter Agreement 6A to the Agreement dated October 31, 2014 between the Parties is hereby amended and restated in its entirety as the Amended and Restated Letter Agreement No 6A dated as of even date herewith.

Letter Agreement 6C dated as of even date herewith and attached as Annex 2 hereto is hereby added to the Agreement.

17.	LETTER AGREEMENT NO. 7: SUPPORT MATTERS

17.1	*****

Paragraph 7.1 of Letter Agreement No. 7 dated October 31, 2014 between the Parties (“Letter Agreement No. 7”) is hereby amended by replacing the words “*****” with “*****”.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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17.2	Paragraph 8 of Letter Agreement No. 7 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

8.	*****

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UNQUOTE

17.3	Seller Representative *****

Clause 1 of Appendix A to Clause 15 is hereby amended by replacing “*****” with “*****”.

17.4	Training Allowance

Appendix A to Clause 16 is hereby deleted in its entirety and replaced with the Appendix A to Clause 16 attached hereto as Annex 1.

18.	*****

Clause 21.6 (b) of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

*****

UNQUOTE

19.	EFFECT OF AMENDMENT

19.1

The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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19.2

Both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

20.	GOVERNING LAW

Without limiting the generality of Clause 19.2 above, the Parties hereby acknowledge and agree that this Amendment is subject to the governing law provisions set forth in Clause 22.6 of the Agreement.

21.	CONFIDENTIALITY

Without limiting the generality of Clause 19.2 above, the Parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

22.	ASSIGNMENT

Without limiting the generality of Clause 19.2 above, the Parties hereby acknowledge and agree that this Amendment is subject to the assignment and transfer provisions set forth in Clause 21 of the Agreement.

23.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
Name: Christophe Mourey
Title: Senior Vice President Contracts

Frontier Airlines

By:	/s/ James Dempsey
Name: James Dempsey
Title: Chief Financial Officer

Confidential

Annex 1 to Amendment No. 1

APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities ***** Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to ***** under this Agreement.

Notwithstanding the above, flight operations training courses ***** per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period starting ***** before and ending ***** after Delivery of such Aircraft.

Any deviation to said training delivery schedule will be mutually agreed between *****

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) ***** for ***** of the Buyer’s flight crews *****Aircraft as of the date hereof.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) ***** for a period of *****.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to ***** pilot Instructors.

1.3	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer ***** type specific training for cabin crews for ***** of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.4	Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, ***** for ***** of the Buyer’s flight instructors. APIC courses will be performed in groups of ***** trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer ***** trainee days of performance / operations training ***** for the Buyer’s personnel.

3	MAINTENANCE TRAINING

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

3.1	The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer’s personnel.

3.2	The Seller will provide to the Buyer ***** Engine Run-up course.

3.3

The Seller will provide to the Buyer maintenance instructor(s) *****. Unless otherwise agreed during the Training Conference, the maximum number of maintenance instructors present at any one time will be limited to ***** maintenance instructors

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1

For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor ***** trainee days, except for structure maintenance training course(s).

4.3

For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals ***** trainee days.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A-1

EXHIBIT A-1

A321 SPECIFICATION

The A321 Standard Specification is contained in a separate folder.

Confidential

APPENDIX 1 TO EXHIBIT A-1

2014 A321 Aircraft

FRONTIER AIRLINES – A321-200 Customization Budget
Based on A321-200 *****		Total SCN Price: ***** Prices in ***** Delivery Conditions (USD)
ATA	Description	List Price in USD (*****)	Comments
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1 TO EXHIBIT A-1

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1 TO EXHIBIT A-1

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1 TO EXHIBIT A-1

2015 A321 Aircraft

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APPENDIX 1 TO EXHIBIT A-1

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1 TO EXHIBIT A-1

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 2 TO EXHIBIT A-1

EXHIBIT A-2

A320 SPECIFICATION

The A320 Standard Specification is contained in a separate folder.

SCN	EPAC TDU	Title	Comments	SCN option price USD in *****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 2 TO EXHIBIT A-1

SCN	EPAC TDU	Title	Comments	SCN option price USD in *****
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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3	Confidential

APPENDIX 2 TO EXHIBIT A-1

SCN	EPAC TDU	Title	Comments	SCN option price USD in *****
*****	*****		*****	*****
*****
*****	*****		*****	*****
*****
*****	*****		*****	*****
*****	*****		*****	*****
*****
*****	*****		*****	*****
*****	*****		*****	*****
*****
*****	*****		*****	*****
*****
*****	*****		*****	*****

			*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	Confidential